SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Common Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SYMETRA FINANCIAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 12a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Symetra Financial Corporation

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on Friday, May 4, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/sya

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/sya

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear Symetra Financial Corporation Stockholder:

The 2012 Annual Meeting of Stockholders of Symetra Financial Corporation (the “Company”) will be held in the Symetra Training Center located on the lobby level of Key Center at 601 108th Avenue NE, Bellevue, Washington 98004, on Friday, May 4, 2012, at 9:30 a.m. Pacific Time.

Proposals to be considered at the 2012 Annual Meeting:

(1) To elect two Class II Directors to serve until the 2015 annual meeting of stockholders of the Company; (2) To hold an advisory (non-binding) vote to approve the Company’s executive compensation;

(3) To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; and (4) To consider and act upon any other business as may properly come before the 2012 Annual Meeting or any adjournment thereof.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

The Board of Directors has fixed the close of business on March 9, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the 2012 Annual Meeting or any adjournment thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY.

19074

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2012 Annual Meeting. Directions to attend the 2012 Annual Meeting, where you may vote in person, can be found on our website, www.symetra.com.

2012 Annual Meeting Location:

Key Center - Lobby Level Symetra Training Center 601 108th Avenue NE Bellevue, WA 98004

The following materials are available for you to review online:

the Company’s 2012 Proxy Statement;

the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); the Company’s 2011 Corporate Report; and any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the proxy materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/sya

The proxy materials for Symetra Financial Corporation are available to review at:

http://www.proxyvoting.com/sya

Have this notice available when you request a PAPER copy of the proxy materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

19074